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                                                                 EXHIBIT 10.23.8

                       AMENDMENT #8 TO THIRD RESTATED AND
                       AMENDED LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT #8 TO THIRD RESTATED AND AMENDED LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of May 2, 2006, by and among GMAC COMMERCIAL FINANCE LLC, as successor by merger to GMAC Commercial Credit LLC, which was the successor in interest to BNY Financial Corporation ("GMAC CF"), as Agent and Lender, THE CIT GROUP/BUSINESS CREDIT, INC., as successor in interest to PNC Bank, National Association ("CIT", and together with GMAC CF, "LENDERS"), as Lender and Co-Agent, JACO ELECTRONICS, INC. ("JACO"), NEXUS CUSTOM ELECTRONICS, INC. ("NEXUS") and INTERFACE ELECTRONICS, INC. ("INTERFACE", and together with Jaco and Nexus, "BORROWERS"). Each capitalized term herein shall, unless otherwise defined, have the meaning ascribed thereto in the Loan Agreement, as hereinafter defined.

                              W I T N E S S E T H :

         WHEREAS, Borrowers, GMAC CF, PNC Bank, National Association and Jaco de Mexico, Inc. entered into that certain Third Restated and Amended Loan and Security Agreement, dated December 22, 2003 (the "THIRD RESTATED AGREEMENT"), as amended by (i) Amendment #1 to the Third Restated Agreement, dated September 20, 2004, (ii) Amendment #2 to the Third Restated Agreement, dated November 23, 2004, (iii) Amendment #3 to the Third Restated Agreement, dated February 11, 2005, (iv) Waiver and Amendment #4 to the Third Restated Agreement, dated as of May 10, 2005, (v) Waiver and Amendment # 5 to the Third Restated Agreement, dated September, 2005, (vi) Waiver #6 to the Third Restated Agreement, dated as of November 14, 2005, and (vii) Amendment #7 to the Third Restated Agreement, dated as of February 13, 2006 (as heretofore amended and as hereafter restated, supplemented, extended, renewed, amended and otherwise modified from time to time, the "LOAN AGREEMENT"), and into various instruments, agreements and other documents executed and/or delivered in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, restated, renewed, extended, substituted, modified or supplemented from time to time, collectively, the "LOAN DOCUMENTS"); and

         WHEREAS, Borrowers have requested that Lenders agree to amend certain terms of the Loan Agreement, and Lenders have agreed to accommodate Borrowers' request subject to the terms and conditions set forth herein, all as more particularly set forth below.

         NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendment.

         Effective as of April 24, 2006, the second sentence of Section 2.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                      "The aggregate amount of Letters of Credit outstanding at
                  any time shall not exceed $3,000,000 (the "Letters of Credit Sublimit")."



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         2. Borrowers' Acknowledgements and Reaffirmations.

                  (a) Each Borrower hereby acknowledges, confirms and agrees that as of the date of Borrowers' execution hereof, none of the Obligations are subject to offset, defense or counterclaim of any kind, nature or description whatsoever.

                  (b) Each Borrower hereby ratifies and confirms the Loan Agreement and each of the other Loan Documents as being legal, valid and binding joint and several obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms as modified hereby. Each Borrower hereby confirms that there are no defenses to the performance of any of such Borrower's obligations under the Loan Agreement or any of the other Loan Documents. Each Borrower hereby ratifies and confirms such Borrower's grant to Agent, for the ratable benefit of Agent, Lenders and each Issuer, of first priority perfected liens upon, and security interests in, the properties and assets of such Borrower heretofore mortgaged, pledged, granted or assigned to Agent under the Loan Agreement and the other Loan Documents, and acknowledges and confirms that such first priority perfected liens and security interests secure, and shall continue to secure, the Obligations, subject only to such prior security interests as are expressly permitted under the Loan Documents.

                  (c) By its signature below, each Borrower ratifies and affirms to the Agent and the Lenders that as of the date hereof, it is in full compliance with all covenants under the Loan Documents, and certifies (i) that all representations and warranties of Borrowers in the Loan Documents are true and accurate as of the date hereof, with the same effect as if they had been made as of the date hereof, (ii) no Default or Event of Default has occurred and is continuing, or would result from the execution, delivery and performance by Borrowers of this Amendment; (iii) each Borrower has full power, right and legal authority to execute, deliver and perform its obligations under this Amendment;
(iv) each Borrower has taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Amendment; and
(v) this Amendment does not constitute a breach of any other agreement or understanding to which such Borrower is a party or by which any property of such Borrower is bound.

         3. Ratifications. By their signatures below, each Borrower hereby ratifies the Loan Agreement ( as hereby amended) and agrees (i) to be jointly and severally liable for all Obligations under the Loan Agreement, and (ii) that all of the outstanding amounts of the Loans under the Loan Agreement, as of the date hereof, are the valid and binding Obligations of each of them, and (iii) to repay to the Agent, for the benefit of the Lenders, such Obligations (including but not limited to all applicable interest) in accordance with the terms of the Loan Agreement, but in no event later than the Termination Date.

         4. No Other Modifications. Except as specifically set forth herein, no other changes or modifications to the Loan Agreement or the other Loan Documents are intended or implied, and, in all other respects the Loan Agreement and the other Loan Documents shall continue to remain in full force and effect in accordance with their respective original terms except as heretofore amended in writing. Nothing contained herein shall evidence a waiver by either Lender of any other provision of the Loan Agreement or any of the other Loan Documents.

         5. No Third Party Beneficiaries. The terms and provisions of this Amendment shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Amendment.

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         6. Condition to Effectiveness. The effectiveness of the terms and provisions of this Amendment shall be subject to the receipt by Agent of an original of this Amendment, duly authorized, executed and delivered by Borrowers.

         7. Counterparts. This Amendment may be signed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart of this Amendment by electronically confirmed telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Amendment.

         8. Merger. This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This Amendment cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date hereinabove written.

                                  GMAC COMMERCIAL FINANCE LLC,
                                  as Agent and Lender

                                  By: /s/ Daniel J. Murray
                                          ---------------------------

                                  Title: 1st VP
                                         -------------------------------------
AGREED AND ACCEPTED:

THE CIT GROUP/BUSINESS/CREDIT, INC., as Lender

By: /s/ G. Louis McKinley
        ------------------------------------

Title: Vice President
       -------------------------------------

JACO ELECTRONICS, INC., Borrower

By:/s/ Jeffrey D. Gash
       -------------------------------------

Title: CFO
       -------------------------------------

NEXUS CUSTOM ELECTRONICS, INC., Borrower

By: /s/ Jeffrey D. Gash
        ------------------------------------

Title: Executive VP
       -------------------------------------

INTERFACE ELECTRONICS, INC., Borrower

By: /s/ Jeffrey D. Gash
        ------------------------------------

Title: Executive VP
       -------------------------------------

    [Amendment #7 to Third Restated and Amended Loan and Security Agreement]

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